Investor Presentation April 2012

Safe Harbor Provision 2 Delek US Holdings is traded on the New York Stock Exchange in the United States under the symbol “DK” and, as such, is governed by the rules and regulations of the United States Securities and Exchange Commission. This presentation may contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning our current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: management’s ability to execute its strategy of growth through acquisitions and transactional risks in acquisitions; our competitive position and the effects of competition; the projected growth of the industry in which we operate; changes in the scope, costs, and/or timing of capital projects; losses from derivative instruments; general economic and business conditions, particularly levels of spending relating to travel and tourism or conditions affecting the southeastern United States; risks and uncertainties with the respect to the quantities and costs of crude oil, the costs to acquire feedstocks and the price of the refined petroleum products we ultimately sell; potential conflicts of interest between our majority stockholder and other stockholders; and other risks contained in our filings with the Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Delek US undertakes no obligation to update or revise any such forward-looking statements.

Integrated Downstream Energy Company(1) Breadth of Exposure Across Refining, Wholesale Marketing and Retail Distribution Operates 140,000 BPD of refined production capacity in Texas and Arkansas Refining Segment ) Owned crude/product terminals and pipeline assets in Texas, Arkansas and Tennessee Marketing Segment 377 convenience stores -- primarily in Tennessee, Alabama and Georgia Retail Segment 3  60,000 BPD  9.4 complexity (1) As of Dec. 31 2011 Tyler Refinery  80,000 BPD  9.0 complexity  600 miles of local pipelines  3 light product terminals El Dorado Refinery Strategically Located Refineries Allow For Broad Wholesale and Retail Product Distribution Opportunities Retail  377 convenience stores with fuel station - company operated  Two light product terminals  15.5K BPD sales in 2011 Delek Marketing

Reached 100% Ownership In Lion Oil During 2011 Timeline Lion Oil Is Now Wholly Owned By Delek US 4 1922 1985 July 2007 Sept. 2007 Apr. 2011 Oct. 2011 Inception of Lion Oil Ergon and other investors assume ownership DK acquires 28.4% interest DK acquires 6.2% interest DK acquires 53.7% interest DK Assumes 100% Equity Ownership $50mm cash, $50mm note and $45mm in DK stock Bought 53.7% Equity Interest In April Acquired from a consortium of private investors for ~$13 million in cash Bought all remaining shares in October $93 mm of contribution margin since April 29 (2011) Contribution Margin in 2011

Recent Financial Performance 5 (1) Represents adjusted net income from continuing operations (2) Delek US assumed operational control of the El Dorado refinery and related assets through the acquisition of a majority equity interest in Lion Oil on April 29, 2011 (3) Contribution margin defined as net sales less cost of goods sold and operating expenses, excluding depreciation and amortization Substantial Growth In Net Income ($MM)(1,2) $91.5 mm $1.91/share $95.5 mm $1.80/share $158.3 mm $2.81/share 2006 2007 2011 Contribution Margin Less Overhead ($MM)(3) $174.6 mm $187.0 mm $363.8 mm 2006 2007 2011

Improved Balance Sheet and Liquidity 6 Cash and Equivalents ($MM)(1,2) Net Debt Outstanding ($MM) $101.6 mm $105.0 mm $225.9 mm 2006 2007 2011 $185.0 mm $250.2 mm $206.7 mm 2006 2007 2011 Reduction in net debt, even after buying the remainder of Lion, Paline ($50mm) and special dividend ($12mm)

Refining Segment Operational Update

Optimized Refining System To Support Regional Demand 8 Increased Refining System Reliability(1) Lion Oil Acquisition More Than Doubled Sales Volumes In The Gulf Coast and Mid-Continent (1) 89.8% 86.1% 82.2% 83.3% 92.7% 2007 2008 2009 2010 2011 53,439 59,161 46,500 54,405 58,261 127,962 142,237 138,905 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 60,000 bpd Tyler Refinery Only 60,000 bpd Tyler Refinery (and) 80,000 bpd El Dorado Refinery (1) Delek US operated the El Dorado refinery for the 247 days in 2011, following our acquisition of majority ownership ~60% of light products produced are sold by rack-to-truck (local customers) Significant Sales Into Local Markets Significant rack-level product sales equate to less reliance on third-party pipelines Flexibility In Product Distribution

Favorable Refining Economics Continue Into 1Q12(1) 9 HSD 5-3-2 Gulf Coast Crack Spread Per Barrel – 23$ per barrel in Q1 2012 (1) Source: Platts; March 2012 data is as of March 19, 2012 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 Ja n -1 0 Fe b -1 0 M ar -1 0 A p r- 1 0 Ma y- … Ju n -1 0 Ju l- 1 0 A u g- 1 0 Se p -1 0 O ct -1 0 N o v- 1 0 D ec -1 0 Ja n -1 1 Fe b -1 1 M ar -1 1 A p r- 1 1 M ay -… Ju n -1 1 Ju l- 1 1 A u g- 1 1 Se p -1 1 O ct -1 1 N o v- 1 1 D ec -1 1 Ja n -1 2 Fe b -1 2 M ar -1 2 $30/bbl 5-3-2 Gulf Coast crack spread on March 23 Strong start for 2012 Q1 2012 : 5-3-2 margin is higher by $5.76/bbl compare to Q1/11

Favorable Refining Economics Continue Into 1Q12[1]

Brent-WTI Differential Per Barrel



$5.00
$0.00
($5.00)
($10.00)
($15.00)
($20.00)
($25.00)
($30.00)
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
More than $15/bbl in 1Q12 to-date

(1) Source: Bloomberg; March 2012 data is as of March 19, 2012

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Crude Slate Transition at El Dorado Underway

We Anticipate El Dorado's Crude Slate Will Be Weighted Toward WTI-linked Crude In Early 2013

El Dorado Has A Diverse Crude Slate	Historically processed local Arkansas, domestic offshore and foreign crude oils
Supplying More WTI-Linked Barrels	Displaced expensive foreign and GC crudes with discounted local, inland crudes
Focus Is On Early 2013	Targeting 50,000 bpd of WTI-linked crude deliveries to El Dorado by early 2013(2)

El Dorado Refinery Crude Slate (2011)(1)


Foreign Crude 11%
Gulf Coast Crude 56%
Inland/Local Crude 33%

Receiving More WTI-Linked Barrels (BPD)(2)


Local Arkansas Crude
New Source - WTI Linked Crude
~21,000 bpd
~25,000 bpd
~25,000 bpd
Up to 50,000 bpd (E)
June-11
3Q11
4Q11
1H13

(1) Includes crude oil received at the El Dorado refinery for the 247 days we operated the facility in 2011, following our acquisition of majority ownership
(2) Includes local Arkansas barrels collected via the Company's 600 mile crude gathering system, in addition to west Texas crude oils delivered to the refinery

11

Access To Lower Cost Crude at Tyler Refinery

Tyler Refinery Enjoys An Advantaged Crude Slate – Anticipate More Lower Cost Crude in Early 2013

Access to Cost-Advantaged Crude	Processes primarily West Texas Intermediate and East Texas crude oils
Tyler Crude Costs Near Parity with WTI	On a blended basis, Tyler purchased crude at ~$1.50/bbl above WTI in 1Q12
Seek to Further Reduce Crude Costs	In early 2013, intend to supply Tyler with increased volumes of advantaged crude

Tyler Refinery Crude Slate (2011)(1)


WTS
3%
East Texas
Crude
17%
WTI
80%

Tyler Refinery Crude Slate (2011)(1,2)


1Q12
Crude purchased at $1.50/bbl above WTI at Tyler
Early 2013
Anticipate crude costs at Tyler will decline to levels at or below WTI (assuming Midland benefit)

(1) Includes crude oil received at the Tyler refinery in 2011
(2) Anticipate that by early 2013, additional volumes of crude will be supplied to the Tyler refinery priced at Midland. Midland WTI generally sells at a discount to Cushing WTI.

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Identified “Quick-Hit” Capital Projects 13 Low-Cost, High-Return Capital Projects at Tyler and El Dorado(1) LSR/Sat Gas Project (LSR)  Scope: Improves liquid recovery of Butane & Propane at El Dorado  Anticipated Cost: $16 million  Anticipated Return: $20 million contribution margin annually  Anticipated Completion: Third Quarter 2012 Vacuum Tower Bottoms Project (VTB)  Scope: Convert El Dorado asphalt to light product via Coker at Tyler  Anticipated Cost: $5 million  Anticipated Return: $10 million contribution margin annually  Anticipated Completion: Third Quarter 2012 Quick-Hit Return Analysis(1) Anticipated Cost Anticipated Return LSR/Sat Gas VTB LSR/Sat Gas = $16 mm VTB = $5 mm Cost = $21 mm LSR/Sat Gas = $20 mm/yr VTB = $10 mm/yr Return = $30 mm/yr Project Payback In Under One Year (1) Delek US anticipates that these projects may generate up to $30 million in incremental annual contribution margin, subject to market conditions

Retail Segment Operational Update

Growth In Same-Store Sales Key Factors That Drive Same-Store Sales Relevant Factors: Location, size, appeal, offering, affordability, people Same-Store Merchandise Sales ) Relevant Factors: Commodity prices, weather, empl oyment, supply disruptions Same-Store Gallons Sold 15 Consistent Growth In Same-Store Merchandise Sales Recovery In Same-Store Fuel Gallons Sold 4.2% -0.3% 3.4% 5.2% -0.8% -2.3% -1.3% 3.2% 4.3% 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 5.0% 1.2% 4.6% 6.3% 4.4% 4.0% 0.6% 2.4% 2.0% 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11

Store Reimaging & New Construction Initiatives(1) Reimaging and Construction Update Approximately 180 stores have been built or reimaged since 2006 Multi-Year Store Enhancement Initiative ) Long-term target of at least 10-20 new large-format builds per annum Multi-Year New Store Construction Plan 16 Nearly 50% of Store Base Has Been Reimaged or Newly Constructed During The Past Five Years(1) Create a retail presence in markets capable of being supplied by El Dorado Expanding Market Footprint (1) As of December 31, 2011 ) Reimaging at least 20 sites in 2012 Accelerating Store Reimaging Plan 394 497 482 442 412 377 0% 10% 20% 30% 40% 50% 60% 0 100 200 300 400 500 600 2006 2007 2008 2009 2010 2011 To tal Re m o d eled St o res as % o f To tal N u m b er o f St o re s To tal N u m b er o f St o res (En d o f P er io d ) Total Number of Stores (End of Period) Reimages/Prototypes as % of Total Store Base

Marketing Segment Operational Update

Midstream Assets Generate Consistent Results Wholesale Marketing In West Texas Owned (San Angelo, Abilene, Tyler); Third-Party (Aledo, Odessa, Big Springs, Frost) Product Marketing Terminals 18 ) Annual CAPEX less than $1 million per year 2006 -2011 Minimal CAPEX requirements ) Positive contribution margin every quarter since 2 006 Consistent Contribution Margin Total Sales Volumes (Barrels Per Day) Consistent Contribution Margin ($MM)(1) 16,557 13,378 14,354 15,493 2008 2009 2010 2011 $23.3 $23.7 $24.8 $26.2 2008 2009 2010 2011

Recent Acquisitions of Midstream Assets 19 Recent Acquisitions Improve Crude Procurement, Product Distribution Capabilities Paline Pipeline System (December 2011)  10-inch, 185-Mile crude line for $50.0 mm  36,000 bpd capacity; runs from Longview to Nederland, TX  Line being reversed under lease with Oil major thru Dec. 2014  Increases crude procurement capabilities in Gulf Coast  Anticipated annual EBITDA benefit of $4-6 mm thru 2014 Nettleton Pipeline System (January 2012)  10-inch, 35-mile crude line for $12.3 mm  Used exclusively to transport crude from Longview to the Tyler refinery  More than half of the crude supplied to Tyler traveled through the Nettleton system during 2011  Anticipated annual cost savings of $1.5-2 mm Big Sandy Terminal / Product Line (February 2012)  Acquired a light products terminal in east Texas and associated 9-inch, 20 mile refined product pipeline for $11.0 mm  Enhances marketing capabilities in the east Texas market  Complements existing east Texas niche surrounding the Tyler refinery